UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



      Date of Report (date of earliest event reported): September 30, 2004


                           Commission File No. 0-11178
                                               -------


                           UTAH MEDICAL PRODUCTS, INC.
                           ---------------------------
             (Exact name of Registrant as specified in its charter)


              UTAH                                      87-0342734
 -------------------------------                    ------------------
 (State or other jurisdiction of                    (I.R.S. Employer
  incorporation or organization)                    Identification No.)


                               7043 South 300 West
                               Midvale, Utah 84047
                               -------------------
                     Address of principal executive offices


Registrant's telephone number: (801) 566-1200
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         ITEM 3.03 - MATERIAL MODIFICATION OF RIGHTS OF SECURITY HOLDERS
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On September 30, 2004, a Rights Agreement  between Utah Medical  Products,  Inc.
(UTMD) and Registrar and Transfer Company, UTMD's transfer agent, was signed. The Agreement, dated July 30, 2004, becomes effective on October 28, 2004, the day UTMD's existing rights agreement expires. The new Rights Agreement is substantively similar to the expiring agreement. A copy of the Rights Agreement is attached hereto as Exhibit 99.1






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                                   SIGNATURES
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Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                              UTAH MEDICAL PRODUCTS, INC.
                                              ---------------------------
                                              REGISTRANT


Date:          9/30/04                        By:    /s/ Kevin L. Cornwell
         -------------------                         ---------------------
                                                     Kevin L. Cornwell
                                                     CEO